SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)  AUGUST 7, 2003
                                                ------------------


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
                     ---------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


          000-30932                                    98-0346354
          ---------                                    ----------
      Commission File No.                     I.R.S. Employer Identification


      132 PENN AVENUE,TELFORD PA                          18969
      --------------------------                          -----
Address of principal executive offices                   Zip Code


(215) 721-2188
--------------
Registrant's telephone number, including area code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

           99.1 Environmental Solutions Worldwide, Inc. earnings press release dated August 7, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

           In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under both Item 9 and
Item 12.
           On August 7, 2003 the Registrant ("Company") reported its fiscal second quarter results for the period ended June 30, 2003. A copy of the press release issued by the Company on August 7, 2003 concerning the foregoing results as furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
           The information in this report including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any incorporation language in such filing.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:   Telford, PA
         August 7, 2003
                                           ENVIRONMENTALSOLUTIONSWORLDWIDE, INC.
                                           -------------------------------------
                                                      (Registrant)

                                           /S/ JOHN A. DONOHOE, JR.
                                           ------------------------
                                           John A. Donohoe, Jr.
                                           CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                           AND PRESIDENT